SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

Commission File Number: 333-147917

Bio-Solutions Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	98-0557171 (I.R.S. Employer Identification No.)
14517, Joseph Marc Vermette, Mirabel (Québec), Canada (Address of principal executive offices)	J7J 1X2 (Zip Code)
(514) 686-2611 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2009, Bio-Solutions Corp., a Nevada corporation (“Registrant”) entered into an Employment Agreement with Dr. Gilles Chaumillon. The agreement provides, among other things, that Dr. Gilles Chaumillon will serve as the President and Chief Executive Officer of the Registrant and will receive compensation of CAN$100,000 per year and 750,000 shares of the Registrant’s common stock. This brief description of the Employment Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.1.

Exhibit Number	Exhibit

10.1	Employment Agreement with Dr. Gilles Chaumillon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bio-Solutions Corp.

August 18, 2009	By:	/s/ Gilles Chaumillon
Gilles Chaumillon
President, Chief Executive Officer